Investment Strategy	Sep. 26, 2025
Invesco Agriculture Commodity Strategy No K-1 ETF
Prospectus [Line Items]
Strategy Narrative [Text Block]
1.	The first sentence in the fourth paragraph of the “Principal Investment Strategies” section of the Fund’s summary prospectus is deleted and replaced with the following:

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Diversified Agriculture Index Excess Return (the “Benchmark”), an index composed of futures contracts on commodities drawn from the agriculture sector. Commodities represented in the Benchmark may include, but are not limited to, corn, soybeans, soybean meal, soybean oil, wheat, Kansas wheat, sugar, cocoa, coffee, cotton, live cattle, feeder cattle, and lean hogs. Not all commodities listed may be represented in the Benchmark at any given time.

Please Retain This Supplement For Future Reference.